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                                                                    EXHIBIT 99.6

                                     FORM OF
                                LITTELFUSE, INC.
                      RESTRICTED STOCK UNIT AWARD AGREEMENT
                                    UNDER THE
                 LITTELFUSE, INC. OUTSIDE DIRECTORS' EQUITY PLAN

TO: ______________

     To encourage your continued service as a member of the Board of Directors of Littelfuse, Inc. (the "Company"), you (the "Participant") have been granted this restricted stock unit award (the "Award") pursuant to the Littelfuse, Inc. Outside Directors' Equity Plan (the "Plan"), a copy of which has been made available to you. The Award gives you the right to receive shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Restricted Stock Units"), subject to the provisions of this agreement (this "Agreement") and the Plan.

     The terms of the Award are as set forth in this Agreement and in the Plan. The Plan is incorporated into this Agreement by reference, which means that this Agreement is limited by and subject to the terms and provisions of the Plan. In the event of a conflict between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control. Capitalized terms that are used but not defined in this Agreement have the meanings given to them in the Plan. The terms of the Award are as follows:

     1. Grant Date: ________________

     2. Number of Restricted Stock Units Subject to This Award: ________________

     3. Vesting Schedule: The Restricted Stock Units will vest according to the following schedule:

                                     PERCENT OF RESTRICTED STOCK UNITS THAT
            VESTING DATE                           BECOME VESTED
----------------------------------   --------------------------------------
              ___, 20__                              33 1/3%
              ___, 20__                              33 1/3%
              ___, 20__                              33 1/3%

     4. Vesting of Restricted Stock Units and Issuance of Shares. Upon each vesting of the Restricted Stock Units (a "Vesting Event") one share of Common Stock shall be issuable for each Restricted Stock Unit that vests on such date (the "Shares"), subject to the terms and provisions of the Plan and this Agreement. The Shares shall be issued, and the Company will deliver stock certificates representing the Shares, to you within fifteen (15) days after each Vesting Event. No fractional shares shall be issued under this Agreement.

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     5. Deferral Election. On or before _____, 20__ you may elect, pursuant to a written form of deferral election to be provided by the Company to defer receipt of the Shares until the earlier to occur of the following events: (i) a separation from service; or (ii) _____, 20__ (hereinafter said events are referred to as "Distribution Events"). Your election shall be irrevocable (as such term is used in Section 409A of the Code) once made and will not take effect until the first anniversary of the date on which the election is made. If you make such a deferral election, the Shares shall be issued, and the Company will deliver stock certificates representing the Shares, to you within fifteen
(15) days after the earlier to occur of the Distribution Events. It is intended that any deferral election made by you comply in all respects with the requirements of paragraphs (2), (3) and (4) of Section 409A of the Code.

     6. Termination of Service Prior to Full Vesting. Except as provided in
Section 12 hereof, any unvested Restricted Stock Units will terminate automatically and be forfeited to the Company immediately and without further notice upon termination of your service as a director of the Company for any reason. No Shares shall be issued or issuable with respect to any such portion of the Restricted Stock Units that terminate unvested and are forfeited.

     7. No Stockholder Rights. During any period in which Restricted Stock Units are outstanding and have not been settled in Common Stock, you shall not have the rights of a stockholder with respect to any shares of Common Stock issuable in connection with the Restricted Stock Units, such as the right to vote shares or the right to receive dividends on shares, but you shall have the right to receive a payment from the Company on each Restricted Stock Unit in lieu of a dividend in an amount equal to the dividend paid on a share of Common Stock at such times as such dividends on shares of Common Stock are paid.

     8. Taxes. You are ultimately liable and responsible for all taxes owed in connection with the Award, the Restricted Stock Units and the Shares. The Company does not commit and is under no obligation to structure the Award to reduce or eliminate your tax liability. The Company may refuse to issue any Shares to you until you satisfy any applicable withholding tax obligations. To the maximum extent permitted by law, the Company has the right to retain without notice Shares or cash having a value sufficient to satisfy any such tax withholding obligations from any Shares issuable under the Award or from any compensation payable to you.

     9. Registration. The Company currently has an effective registration statement on file with the Securities and Exchange Commission with respect to the shares of Common Stock subject to the Award. The Company intends to maintain this registration but has no obligation to do so. If the registration ceases to be effective, you will not be able to transfer or sell Shares issued to you pursuant to the Award unless an exemption from registration under applicable securities laws is available. Such exemptions from registration are very limited and might be unavailable. You agree that any resale by you of any Shares issued pursuant to the Award shall comply in all respects with the requirements of all applicable securities laws, rules and regulations and any other law, rule or regulation applicable thereto, as such laws, rules, and regulations may be amended from time to time. The Company shall not be obligated to issue the


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Shares or permit the resale of any Shares if such issuance or resale would violate any such requirements.

     10. Limitation on Rights; No Right to Future Grants. By entering into this Agreement and accepting the Award, you acknowledge that: (a) the Plan is discretionary and may be modified, suspended or terminated by the Company at any time as provided in the Plan; (b) the grant of the Award is a one-time benefit and does not create any contractual or other right to receive future grants of awards or benefits in lieu of awards; (c) all determinations with respect to any such future grants, including, but not limited to, the times when awards will be granted, the number of shares subject to each award, the award price, if any, and the time or times when each award will be settled, will be at the sole discretion of the Company; (d) your participation in the Plan is voluntary; (e) the Award is not part of normal or expected compensation for any purpose; (f) the future value of the Common Stock subject to the Award is unknown and cannot be predicted with certainty; and (g) neither the Plan, the Award nor the issuance of the Shares confers upon you any right to continue as a director of the Company or any Subsidiary.

     11. Change in Capitalization. In the event of a change in the capitalization of the Company due to a stock split, stock dividend, recapitalization, reclassification, merger, consolidation, combination or similar event, the aggregate Restricted Stock Units subject to the Award and the terms of the Award shall be appropriately adjusted by the Board of Directors of the Company to reflect such change; provided, however, that no such adjustment shall be made if it would cause the Award, the Restricted Stock Units or the Shares to fail to meet the requirements of paragraphs (2), (3) and (4) of
Section 409A of the Code or cause the Award, the Restricted Stock Units or the Shares not be operated in accordance with such requirements.

     12. Accelerated Vesting. If while any of your Restricted Stock Units remain unvested you should die, become disabled, a Change in Control occurs or you cease serving as a director of the Company after you have served as a director of the Company for at least five years, all unvested Restricted Stock Units shall become fully vested on the date of your death, your becoming disabled, the Change in Control or your ceasing to be a director of the Company after you have served as a director of the Company for at least five years. As used herein, the term "disabled" shall have the same meaning as that term has under Section 409A of the Code and the term "Change in Control" shall have the same meaning as the phrase "a change in ownership or effective control of the [Company], or in the ownership of a substantial portion of the assets of the [Company]" has under
Section 409A(a)(2)A(v) of the Code.

     13. No Assignment. Neither the Award nor the Restricted Stock Units shall be sold, assigned, transferred, pledged or otherwise encumbered.

     14. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, USA, excluding any conflicts or choice of law rule or principle that might otherwise refer constuction or interpretation of this Agreement to the statutory or common law or another jurisdiction.


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     15. Execution of Award Agreement. Please acknowledge your acceptance of the terms and conditions of the Award by signing a copy of this Agreement and returning it to the Company.

Dated ___________________, 20__         Very truly yours,

                                        LITTELFUSE, INC.


                                        By
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AGREED AND ACCEPTED:

                                        ----------------------------------------
                                        [Director's Name]


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